UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765

Managed High Yield Plus Fund Inc.
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas
New York, New York 10019-6028
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Item 1. Reports to Stockholders.

Closed-end Funds

Managed High Yield Plus Fund Inc.
Annual Report
May 31, 2012

Managed High Yield Plus Fund Inc.

July 12, 2012

Dear shareholder,
This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the “Fund”) for the 12 months ended May 31, 2012.

Performance
Over the 12-month period, the Fund returned 3.57% on a net asset value basis, and declined 9.86% on a market price basis. The Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 3.43% over the same period. Over the same period, the median returns for the Fund’s peer group, the Lipper High Current Yield Funds (Leveraged) category were 3.40% and 6.99% on a net asset value and market price basis, respectively. (For more performance information, please refer to “Performance at a glance” on page 7.)

Managed High Yield Plus
Fund Inc.

Investment goals:
Primarily, high income; secondarily, capital appreciation

Portfolio Managers:
Craig Ellinger and
Matthew Iannucci
UBS Global Asset
Management (Americas) Inc.

Commencement:
June 26, 1998

NYSE symbol:
HYF

Dividend payments:
Monthly

For the most part, the Fund traded at a premium to its net asset value (“NAV”) per share during the reporting period.1 On the last trading day of the preceding annual reporting period, May 31, 2011, the Fund traded at a premium of 14.2%. At the close of the current annual period, May 31, 2012, the Fund traded at a slight discount of 0.5%. As of these same dates, the Lipper peer group medians reported a discount of 0.3% and a premium of 2.9%, respectively.

1 A fund trades at a premium when the market price at which its shares trade is greater than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

1

Managed High Yield Plus Fund Inc.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group. We believe that the level of leverage utilized was consistent with the Fund’s primary investment goal of seeking high income, over a period of time during which high yield bonds, in our opinion, were fairly valued. The use of leverage during the reporting period modestly contributed to the Fund’s performance, as the high yield market generated positive results.

An interview with Portfolio Managers Craig Ellinger and Matthew Iannucci
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy continued to grow, elevated unemployment and ongoing strains in the housing market held back a more robust expansion. Looking back, the Commerce Department reported that gross domestic product (“GDP”) growth in the US was a tepid 1.3% during the second quarter of 2011, and then grew 1.8% and 3.0% over the third and fourth quarters, respectively. On June 28, 2012, after the Fund’s reporting period had ended, the Commerce Department announced that first quarter 2012 GDP growth was 1.9%.

In August 2011, given ongoing concerns about the economy and high unemployment, the Federal Reserve Board (the “Fed”) declared that it would keep the extremely low federal funds rate of between 0% and 0.25% on hold until at least through mid-2013. In January 2012, the Fed extended this period at least through late 2014. Additionally, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.” In June 2012, the Fed announced that it would extend Operation Twist until the end of 2012, and said that it was “prepared to take further

2

Managed High Yield Plus Fund Inc.

action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q.	How did the high yield market perform during the reporting period?
A.	The high yield market experienced periods of heightened volatility during the reporting period, but ultimately generated a positive return. The high yield market, as measured by the Index, declined 3.76% during the first half of the reporting period as investor risk aversion was elevated at times. This was due to a number of factors, including fears of a double-dip recession and the ongoing European sovereign debt crisis. Against this backdrop, investors flocked to the safety of US Treasuries, driving their yields lower. The high yield market then started to rally in December 2011 given signs of improvement in the US economy and hopes of progress in the European crisis. Despite a setback at the end of the period when risk aversion again rose, the high yield market gained 7.47% during the second half of the period, and 3.43% over the 12 months ended May 31, 2012. During the fiscal year, relatively higher quality, BB-rated bonds generated the best results, as this portion of the Index gained 4.75%. In contrast, lower rated B- and CCC-rated securities gained 3.52% and 0.44%, respectively.

Q.	How did you position the Fund’s portfolio from a credit quality and industry allocation perspective during the reporting period?
A.	When the period began, the overall portfolio was positioned more aggressively relative to the Index from a credit quality perspective. For example, we had an overweight to CCC- and below rated credits and an underweight to BB-rated credits. Toward the end of 2011 and in early 2012, we moved to increase the Fund’s overall credit quality by paring its allocation to CCC- and below rated credits, and increasing its allocation to higher rated B- and BB-rated credits. This was done given our concerns regarding the global economy and the potential for contagion from the European sovereign debt crisis. At the end of the fiscal year, the Fund had a slightly higher overall credit quality versus that of the Index.

3

Managed High Yield Plus Fund Inc.

We also adjusted the portfolio from an industry allocation perspective. At the beginning of the period, we favored higher beta (higher risk) areas of the market and had underweights to more defensive sectors. We later reduced our allocations to more cyclical sectors, such as gaming, while increasing the Fund’s exposure to defensive sectors, such as telecommunications.

Q.	What were some strategies that generated positive results during the reporting period?
A.	Sector allocation, overall, was beneficial for the Fund’s performance during the fiscal year. In particular, our positioning in the energy sector was additive for results. Issue selection, in aggregate, also contributed to performance. The Fund’s holdings in the energy and gaming sectors were two areas of strength. Elsewhere, our duration positioning was a modest positive for performance. (Duration measures a portfolio’s sensitivity to interest rate changes.) Duration was tactically adjusted during the reporting period and was modestly shorter than that of the Index at the end of May 2012.

Q.	Were there any particular strategies that didn’t work for the Fund?
A.	While our quality biases were rewarded at times, they were, overall, a slight drag on performance. In particular, having an overweight to CCC- and below rated credits detracted from results in August and September 2011 given an investor flight to quality. In addition, while having a higher quality bias was beneficial for results in May 2012, when the high yield market declined, it was detrimental for performance when the market rallied sharply in early 2012.

From a sector allocation perspective, exposure to the financial sector was not rewarded. Issue selection in the financial, metals/mining and telecommunications sectors also detracted from performance.

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Managed High Yield Plus Fund Inc.

Q.	What derivative instruments did the Fund utilize over the reporting period and what impact did they have on performance?
A.	The Fund made limited use of currency forwards solely for hedging purposes. Over the period, the Fund selectively purchased non-US dollar bonds; however since the Fund did not seek to take active currency risk, we sought to hedge those currency exposures back to the US dollar. (Currency forwards are agreements based on the exchange rates between currencies at a future date.)

Q.	What is your outlook for the economy and the high yield market?
A.	While recent economic data in the US have triggered concerns of a soft patch, we continue to feel that the economy has enough momentum to continue expanding, albeit at a modest pace. We also feel that inflation will be relatively benign. Against this backdrop, the Fed should maintain its highly accommodative monetary policy which, in our view, would be supportive for higher yielding securities.

Overall high yield market credit fundamentals remain solid. Corporate balance sheets are typically strong and many high yield issuers have taken advantage of low interest rates to refinance their debt and extend their maturity profiles. In addition, high yield default rates have been well below their historical average and we feel this will continue as the year progresses. Finally, given the selloff that occurred late in the period, high yield spreads—the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration—are currently more attractive than they were a few months ago.

Despite these positives, macro issues such as the ongoing European sovereign debt crisis and other global economic uncertainties will likely trigger periods of increased market volatility. However, in general we feel that demand for high yield bonds will be solid given the low rate environment, which is likely to persist for quite some time.

5

Managed High Yield Plus Fund Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E Carver	Craig Ellinger
President	Portfolio Manager
Managed High Yield Plus Fund Inc.	Managed High Yield Plus Fund Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Matthew Iannucci
Portfolio Manager
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended May 31, 2012. The views and opinions in the letter were current as of July 12, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

6

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/12

Net asset value returns	1 year	5 years	10 years
Managed High Yield Plus Fund Inc.	3.57%	(4.62)%	3.70%
Lipper High Current Yield Funds
(Leveraged) median	3.40	5.33	9.35
Market price returns
Managed High Yield Plus Fund Inc.	(9.86)%	(5.23)%	2.46%
Lipper High Current Yield Funds
(Leveraged) median	6.99	7.91	9.12
Index returns
BofA Merrill Lynch US High Yield
Cash Pay Constrained Index[1]	3.43%	7.43%	8.85%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

1 The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “High Current Yield Funds (Leveraged)” category. This category includes funds that aim for high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues (e.g., “high yield/high risk” debt). These funds can be leveraged by the use of debt (such as using a bank line of credit), preferred equity (such as issuing preferred stock), and/or entering into reverse repurchase agreements (a transaction where a fund sells or pledges its securities in exchange for cash, which it then uses to invest in additional securities - effectively, a form of secured borrowing).

7

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1

Characteristics	05/31/12	11/30/11	05/31/11
Net assets (mm)	$131.2	$123.8	$139.5
Weighted average life (yrs.)	5.1	6.0	5.7
Weighted average maturity (yrs.)	6.3	7.6	7.5
Duration (yrs.)[2]	3.7	4.1	3.9
Leverage[3]	20.8%	25.6%	23.3%
Portfolio composition[4]	05/31/12	11/30/11	05/31/11
Corporate bonds	94.6%	96.8%	98.4%
Commercial mortgage-backed securities	0.2	0.5	0.3
Forward foreign currency contracts	0.1	0.0 [5]	0.0 [5]
Stocks and other equity securities	0.0 [5]	0.0 [5]	0.0 [5]
Warrants	—	0.0	0.0
Cash equivalents	5.1	2.7	1.3
Total	100.0%	100.0%	100.0%
Credit quality[4]	05/31/12	11/30/11	05/31/11
BB & higher	43.5%	40.7%	32.6%
B	36.3	42.6	44.5
CCC & lower	13.0	12.8	19.3
Not rated	2.0	1.2	2.3
Forward foreign currency contracts	0.1	0.0 [5]	0.0 [5]
Equity	0.0 [5]	0.0 [5]	0.0 [5]
Cash equivalents	5.1	2.7	1.3
Total	100.0%	100.0%	100.0%

[1] The Fund’s portfolio is actively managed and its composition will vary over time.
[2] Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e. 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
3 As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.
[4] Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group, an independent ratings agency.
[5] Weighting represents less than 0.05% of total investments as of the date indicated.

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Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1 (concluded)

Top 5 bond
holdings[2]	05/31/12		11/30/11		5/31/11
SquareTwo
Financial Corp.,		CIT Group, Inc.,		CIT Group, Inc.,
11.625%,		7.000%,		7.000%,
due 04/01/17	1.5%	due 05/01/17	1.7%	due 05/01/17	2.3%
				Pokagon
		SquareTwo		Gaming
Ryerson, Inc.,		Financial Corp.,		Authority,
12.000%,		11.625%,		10.375%,
due 11/01/15	1.4	due 04/01/17	1.6	due 06/15/14	1.7
Intelsat Jackson				SquareTwo
Holdings SA		Ryerson, Inc.,		Financial Corp.,
11.250%,		12.000%,		11.625%,
due 06/15/16	1.3	due 11/01/15	1.3	due 04/01/17	1.5
		FireKeepers
		Development		GMAC Capital
NRG Energy, Inc.,		Authority,		Trust I,
8.500%,		13.875%,		8.125%,
due 06/15/19	1.2	due 05/01/15	1.3	due 02/15/40	1.5
Ford Motor
Credit Co. LLC,		NRG Energy, Inc.,		Ryerson, Inc.,
12.000%,		8.500%,		12.000%,
due 05/15/15	1.2	due 06/15/19	1.2	due 11/01/15	1.3
Total	6.6%		7.1%		8.3%

Top five
industries[2]	05/31/12		11/30/11		5/31/11
Energy-exploration		Energy-exploration
& production	6.9%	& production	6.3%	Gaming	9.9%
				Consumer/
Telecom-integrated/				commercial/
services	6.2	Gaming	6.0	lease financing	5.1
		Consumer/
		commercial/
Support-services	5.1	lease financing	4.9	Banking	4.6
				Energy-
		Telecom-integrated/		exploration &
Gaming	4.5	services	4.9	production	4.5
				Telecom-
				integrated/
Chemicals	4.1	Electric-generation	4.1	services	4.4
Total	26.8%		26.2%		28.5%

[1] The Fund’s portfolio is actively managed and its composition will vary over time.
[2] Weightings represent percentages of total investments as of the dates indicated.

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—115.49%
Aerospace/defense—1.04%
BE Aerospace, Inc.
6.875%, due 10/01/20[2]	275,000	$301,813
Bombardier, Inc.
7.750%, due 03/15/20[2,3]	600,000	658,500
DynCorp International, Inc.
10.375%, due 07/01/17[2]	70,000	60,025
Huntington Ingalls Industries, Inc.
7.125%, due 03/15/21[2]	325,000	337,187
		1,357,525
Airlines—0.52%
Delta Air Lines, Inc.
12.250%, due 03/15/15[2,3,4]	250,000	270,000
United Air Lines, Inc.
9.875%, due 08/01/13[2,3]	400,000	412,000
		682,000
Auto loans—2.80%
Ford Motor Credit Co. LLC
6.625%, due 08/15/17[2]	960,000	1,114,695
8.125%, due 01/15/20[2]	450,000	571,518
12.000%, due 05/15/15[2]	1,575,000	1,988,438
		3,674,651
Auto parts & equipment—1.09%
Meritor, Inc.
10.625%, due 03/15/18[2]	275,000	297,688
Tenneco, Inc.
7.750%, due 08/15/18[2]	300,000	322,500
The Goodyear Tire & Rubber Co.
7.000%, due 05/15/22[2]	250,000	245,000
Tomkins LLC/Tomkins, Inc.
9.000%, due 10/01/18[2,4]	508,000	558,165
		1,423,353

10

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Automakers—1.05%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.000%, due 06/15/19[2]	340,000	$340,850
Ford Motor Co.
7.450%, due 07/16/31[2]	550,000	716,375
Navistar International Corp.
8.250%, due 11/01/21[2]	300,000	315,000
		1,372,225
Banking—3.82%
Ally Financial, Inc.
6.750%, due 12/01/14[2]	500,000	520,000
8.000%, due 03/15/20[2]	350,000	394,625
8.000%, due 11/01/31[2]	425,000	478,125
8.300%, due 02/12/15[2]	750,000	802,500
Bank of America Corp.
5.650%, due 05/01/18[2]	750,000	781,235
BankAmerica Capital II
8.000%, due 12/15/26[2]	235,000	235,588
Capital One Capital III
7.686%, due 08/15/36[2]	330,000	333,300
Citigroup Capital XXI
8.300%, due 12/21/57[2,5]	400,000	404,400
Eksportfinans ASA
3.000%, due 11/17/14[2]	410,000	389,536
Regions Financial Corp.
5.750%, due 06/15/15[2]	145,000	152,250
7.750%, due 11/10/14[2]	475,000	516,562
		5,008,121
Beverages—0.34%
Constellation Brands, Inc.
7.250%, due 05/15/17[2]	395,000	447,338

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Brokerage—0.66%
E*Trade Financial Corp.
12.500%, due 11/30/17	750,000	$860,625
Building & construction—0.46%
Standard Pacific Corp.
10.750%, due 09/15/16[2]	375,000	437,813
Toll Brothers Finance Corp.
8.910%, due 10/15/17[2]	140,000	170,972
		608,785
Building materials—0.98%
Hanson Ltd.
6.125%, due 08/15/16[2]	600,000	634,500
Vulcan Materials Co.
7.500%, due 06/15/21[2]	600,000	648,000
		1,282,500
Chemicals—5.04%
Celanese US Holdings LLC
5.875%, due 06/15/21[2]	325,000	338,813
6.625%, due 10/15/18[2]	280,000	296,100
CF Industries, Inc.
6.875%, due 05/01/18[2]	200,000	238,000
7.125%, due 05/01/20[2]	1,460,000	1,766,600
Georgia Gulf Corp.
9.000%, due 01/15/17[2,3]	385,000	432,162
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
8.875%, due 02/01/18[2]	500,000	497,500
Ineos Finance PLC
9.000%, due 05/15/15[2,3]	200,000	209,500
Ineos Group Holdings PLC
8.500%, due 02/15/16[2,3]	300,000	270,750
LyondellBasell Industries NV
5.750%, due 04/15/24[2,3]	550,000	563,750
6.000%, due 11/15/21[2,3]	225,000	240,750

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Chemicals—(concluded)
Momentive Performance Materials, Inc.
9.000%, due 01/15/21[2]	350,000	$264,250
Nova Chemicals Corp.
8.625%, due 11/01/19[2]	1,335,000	1,491,862
		6,610,037
Computer hardware—0.44%
Seagate HDD Cayman
7.750%, due 12/15/18[2]	535,000	576,463
Consumer products—0.06%
Libbey Glass, Inc.
6.875%, due 05/15/20[2,3]	50,000	50,125
10.000%, due 02/15/15[2]	21,000	22,365
		72,490
Consumer/commercial/lease financing—3.40%
CIT Group, Inc.
4.750%, due 02/15/15[2,3]	1,060,000	1,054,700
5.500%, due 02/15/19[2,3]	865,000	841,212
ILFC E-Capital Trust I
5.030%, due 12/21/65[2,3,5]	285,000	192,033
International Lease Finance Corp.
7.125%, due 09/01/18[2,3]	800,000	880,000
8.625%, due 09/15/15[2,4]	990,000	1,079,100
Springleaf Finance Corp.[2]
6.900%, due 12/15/17	520,000	408,200
		4,455,245
Department stores—0.36%
JC Penney Corp., Inc.
7.125%, due 11/15/23[2]	500,000	475,000
Diversified capital goods—1.59%
Belden, Inc.
9.250%, due 06/15/19[2]	1,000,000	1,097,500

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Diversified capital goods—(concluded)
Coleman Cable, Inc.
9.000%, due 02/15/18[2]	170,000	$176,375
RBS Global, Inc./Rexnord LLC
8.500%, due 05/01/18[2]	265,000	281,563
SPX Corp.
7.625%, due 12/15/14[2]	475,000	523,687
		2,079,125
Electric-generation—3.29%
Calpine Construction Finance Co. LLP/CCFC Finance Corp.
8.000%, due 06/01/16[2,3]	500,000	536,250
Calpine Corp.
7.875%, due 07/31/20[2,3]	550,000	583,000
DPL, Inc.
7.250%, due 10/15/21[2,3]	585,000	636,188
Energy Future Holding Co. Intermediate LLC/
EFIH Finance, Inc.
10.000%, due 12/01/20[2]	300,000	323,250
GenOn Energy, Inc.
9.500%, due 10/15/18[2]	250,000	232,500
NRG Energy, Inc.
8.500%, due 06/15/19[2]	2,000,000	2,000,000
		4,311,188
Electric-integrated—0.71%
AES Corp.
8.000%, due 10/15/17[2]	500,000	555,000
8.000%, due 06/01/20[2]	340,000	382,500
		937,500
Electronics—1.65%
Freescale Semiconductor, Inc.
8.050%, due 02/01/20[2]	200,000	190,000
9.250%, due 04/15/18[2,3]	375,000	394,687
10.125%, due 03/15/18[2,3]	221,000	238,128

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Electronics—(concluded)
Jabil Circuit, Inc.
8.250%, due 03/15/18[2]	280,000	$324,800
KEMET Corp.
10.500%, due 05/01/18[2]	175,000	182,438
NXP BV/NXP Funding LLC
9.750%, due 08/01/18[2,3]	300,000	338,250
Sanmina-SCI Corp.
7.000%, due 05/15/19[2,3]	425,000	411,187
8.125%, due 03/01/16[2]	83,000	85,386
		2,164,876
Energy-exploration & production—8.40%
Alta Mesa Holdings/Alta Mesa Finance Services Corp.
9.625%, due 10/15/18[2]	500,000	492,500
ATP Oil & Gas Corp.
11.875%, due 05/01/15[2]	250,000	133,125
Berry Petroleum Co.
6.750%, due 11/01/20[2]	315,000	326,025
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.875%, due 04/15/22[2,3]	350,000	343,000
Chesapeake Energy Corp.
9.500%, due 02/15/15[2]	925,000	975,875
Comstock Resources, Inc.
8.375%, due 10/15/17[2]	55,000	53,762
Connacher Oil and Gas Ltd.
8.500%, due 08/01/19[2,3]	415,000	385,950
Denbury Resources, Inc.
8.250%, due 02/15/20[2]	574,000	619,920
9.750%, due 03/01/16[2]	500,000	543,750
Encore Acquisition Co.
9.500%, due 05/01/16[2]	200,000	218,000
Forest Oil Corp.
7.250%, due 06/15/19[2]	865,000	787,150

15

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Energy-exploration & production—(concluded)
Hilcorp Energy I LP/Hilcorp Finance Co.
7.625%, due 04/15/21[2,3]	75,000	$78,375
8.000%, due 02/15/20[2,3]	300,000	319,500
Linn Energy LLC/Linn Energy Finance Corp.
6.500%, due 05/15/19[2,3]	125,000	121,250
7.750%, due 02/01/21[2]	340,000	347,650
8.625%, due 04/15/20[2]	615,000	651,900
OGX Petroleo e Gas Participacoes SA
8.500%, due 06/01/18[2,3]	680,000	654,500
PetroBakken Energy Ltd.
8.625%, due 02/01/20[2,3]	330,000	334,950
Quicksilver Resources, Inc.
7.125%, due 04/01/16[2]	250,000	218,750
9.125%, due 08/15/19[2]	200,000	185,000
11.750%, due 01/01/16[2]	750,000	768,750
Range Resources Corp.
5.750%, due 06/01/21[2]	200,000	206,000
7.250%, due 05/01/18[2]	255,000	269,025
Samson Investment Co.
9.750%, due 02/15/20[3]	815,000	810,925
SandRidge Energy, Inc.
7.500%, due 03/15/21[2]	200,000	194,000
8.750%, due 01/15/20[2]	300,000	307,500
Swift Energy Co.
7.875%, due 03/01/22[2]	300,000	303,000
Whiting Petroleum Corp.
6.500%, due 10/01/18[2]	350,000	365,750
		11,015,882
Environmental—0.18%
Casella Waste Systems, Inc.
11.000%, due 07/15/14[2]	225,000	236,813

16

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Food & drug retailers—1.12%
Ingles Markets, Inc.
8.875%, due 05/15/17[2]	400,000	$433,000
Rite Aid Corp.
10.375%, due 07/15/16[2]	580,000	611,175
SUPERVALU, Inc.
8.000%, due 05/01/16[2]	425,000	423,938
		1,468,113
Food-wholesale—1.81%
Michael Foods, Inc.
9.750%, due 07/15/18[2]	450,000	487,125
Smithfield Foods, Inc.
10.000%, due 07/15/14[2]	161,000	185,150
Tyson Foods, Inc.
10.500%, due 03/01/14[2]	500,000	572,500
US Foodservice
8.500%, due 06/30/19[2,3]	300,000	302,250
Viskase Cos., Inc.
9.875%, due 01/15/18[2,3]	800,000	830,000
		2,377,025
Forestry/paper—2.37%
Boise Cascade LLC
7.125%, due 10/15/14[2]	500,000	502,500
Boise Paper Holdings LLC
9.000%, due 11/01/17[2]	95,000	104,737
Clearwater Paper Corp.
7.125%, due 11/01/18[2]	195,000	205,237
Domtar Corp.
10.750%, due 06/01/17[2]	225,000	291,064
Georgia-Pacific LLC
8.875%, due 05/15/31[2]	825,000	1,160,277
Mercer International, Inc.
9.500%, due 12/01/17[2]	300,000	311,250

17

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Forestry/paper—(concluded)
PE Paper Escrow GmbH
12.000%, due 08/01/14[2,3]	500,000	$535,000
		3,110,065
Gaming—5.51%
Boyd Gaming Corp.
9.125%, due 12/01/18[2]	345,000	353,625
Caesars Entertainment Operating Co., Inc.
5.625%, due 06/01/15[2]	820,000	676,500
10.000%, due 12/15/15[2]	535,000	468,125
10.000%, due 12/15/18	200,000	135,000
11.250%, due 06/01/17[2]	370,000	393,125
CityCenter Holdings LLC/CityCenter Finance Corp.
10.750%, due 01/15/17[2,6]	535,000	549,207
Jacobs Entertainment, Inc.
9.750%, due 06/15/14[2]	535,000	533,663
Marina District Finance Co., Inc.
9.500%, due 10/15/15[2]	450,000	426,375
MGM Resorts International
10.000%, due 11/01/16[2]	1,395,000	1,527,525
11.125%, due 11/15/17[2]	250,000	280,000
Shingle Springs Tribal Gaming Authority
9.375%, due 06/15/15[2,3]	985,000	736,287
Yonkers Racing Corp.
11.375%, due 07/15/16[2,3]	1,080,000	1,147,500
		7,226,932
Gas distribution—3.71%
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.750%, due 05/20/20[2]	335,000	329,975
Atlas Pipeline Partners LP
8.750%, due 06/15/18[2]	275,000	291,500
Crosstex Energy LP
8.875%, due 02/15/18[2]	450,000	472,500

18

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Gas distribution—(concluded)
El Paso Corp. MTN
7.750%, due 01/15/32[2]	1,235,000	$1,409,556
Energy Transfer Partners LP
6.050%, due 06/01/41[2]	355,000	356,594
7.500%, due 07/01/38[2]	275,000	312,450
Ferrellgas LP/Ferrellgas Finance Corp.
9.125%, due 10/01/17[2]	500,000	517,500
Inergy LP/Inergy Finance Corp.
7.000%, due 10/01/18[2]	500,000	510,000
MarkWest Energy Partners LP/MarkWest Energy
Finance Corp.
6.750%, due 11/01/20[2]	200,000	212,500
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC
8.875%, due 03/15/18[2]	475,000	452,437
		4,865,012
Health facilities—2.58%
Capella Healthcare, Inc.
9.250%, due 07/01/17[2]	90,000	90,000
CHS/Community Health Systems, Inc.
8.000%, due 11/15/19[2]	225,000	229,781
8.875%, due 07/15/15[2]	147,000	150,767
HCA, Inc.
5.875%, due 03/15/22[2]	150,000	148,875
6.250%, due 02/15/13[2]	275,000	280,500
7.500%, due 02/15/22[2]	620,000	649,837
7.875%, due 02/15/20[2]	300,000	329,250
8.500%, due 04/15/19[2]	500,000	551,875
Tenet Healthcare Corp.
6.875%, due 11/15/31[2]	450,000	377,438
8.000%, due 08/01/20[2]	150,000	149,813
8.875%, due 07/01/19[2]	100,000	111,250
United Surgical Partners International, Inc.[2]
9.000%, due 04/01/20[3]	300,000	311,250

19

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Health facilities—(concluded)
US Oncology, Inc.
9.125%, due 08/15/17[2,7]	250,000	$3,750
		3,384,386
Health services—0.81%
AMGH Merger Sub, Inc.
9.250%, due 11/01/18[2,3]	300,000	303,750
ExamWorks Group, Inc.
9.000%, due 07/15/19[2,3]	750,000	761,250
		1,065,000
Hotels—0.69%
Felcor Lodging LP
6.750%, due 06/01/19[2]	335,000	335,837
Hilton Worldwide, Inc.
4.967%, due 11/15/13[2,3,5]	250,000	248,259
Host Hotels & Resorts LP
6.000%, due 10/01/21[2,3]	55,000	58,713
9.000%, due 05/15/17[2]	235,000	260,263
		903,072
Household & leisure products—0.18%
ACCO Brands Corp.
6.750%, due 04/30/20[3]	225,000	231,188
Investments & miscellaneous financial services—0.30%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000%, due 01/15/18[2]	375,000	397,031
Leisure—1.63%
Diamond Resorts Corp.
12.000%, due 08/15/18[2]	1,100,000	1,185,250
Royal Caribbean Cruises Ltd.
7.500%, due 10/15/27	950,000	954,750
		2,140,000

20

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Life insurance—0.23%
American General Institutional Capital A
7.570%, due 12/01/45[2,3]	300,000	$301,500
Machinery—0.83%
Case New Holland, Inc.
7.875%, due 12/01/17[2]	515,000	587,100
The Manitowoc Co., Inc.
8.500%, due 11/01/20[2]	465,000	498,713
		1,085,813
Managed care—0.95%
Multiplan, Inc.
9.875%, due 09/01/18[2,3]	1,175,000	1,245,500
Media-broadcast—0.98%
Clear Channel Communications, Inc.
10.750%, due 08/01/16[2]	725,000	471,250
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
8.875%, due 04/15/17[2]	325,000	339,625
Sinclair Television Group
9.250%, due 11/01/17[2,3]	100,000	110,000
Univision Communications, Inc.
7.875%, due 11/01/20[2,3]	60,000	61,350
XM Satellite Radio, Inc.
13.000%, due 08/01/13[2,3]	275,000	308,688
		1,290,913
Media-cable—4.60%
Cablevision Systems Corp.
8.625%, due 09/15/17[2]	640,000	699,200
CCO Holdings LLC/CCO Holdings Capital Corp.
6.500%, due 04/30/21[2]	450,000	460,125
8.125%, due 04/30/20[2]	450,000	495,000
CSC Holdings LLC
8.625%, due 02/15/19[2]	200,000	223,000

21

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Media-cable—(concluded)
DISH DBS Corp.
7.750%, due 05/31/15[2]	665,000	$723,187
7.875%, due 09/01/19[2]	1,000,000	1,112,500
Nara Cable Funding Ltd.
8.875%, due 12/01/18[2,3]	450,000	393,750
Ono Finance II PLC
10.875%, due 07/15/19[2,3]	375,000	300,000
UPCB Finance V Ltd.
7.250%, due 11/15/21[2,3]	600,000	606,000
Videotron Ltee
5.000%, due 07/15/22[2,3]	335,000	326,625
Virgin Media Finance PLC
5.250%, due 02/15/22[2]	475,000	463,125
9.500%, due 08/15/16[2]	207,000	229,253
		6,031,765
Media-diversified—0.43%
Entravision Communications Corp.
8.750%, due 08/01/17[2]	545,000	569,525
Media-services—1.51%
Nielsen Finance LLC/Nielsen Finance Co.
7.750%, due 10/15/18[2]	225,000	241,875
11.500%, due 05/01/16[2]	225,000	254,250
11.625%, due 02/01/14[2]	81,000	92,036
WMG Acquisition Corp.
9.500%, due 06/15/16[2]	1,300,000	1,387,750
		1,975,911
Medical products—0.98%
Biomet, Inc.
10.000%, due 10/15/17[2]	625,000	664,844
Fresenius Medical Care US Finance II, Inc.
5.625%, due 07/31/19[2,3]	325,000	322,562

22

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Medical products—(concluded)
Grifols, Inc.
8.250%, due 02/01/18[2]	280,000	$297,850
		1,285,256
Metals/mining excluding steel—3.29%
Arch Coal, Inc.
8.750%, due 08/01/16[2]	350,000	336,000
Consol Energy, Inc.
8.000%, due 04/01/17[2]	375,000	375,937
FMG Resources (August 2006)
7.000%, due 11/01/15[2,3]	800,000	800,000
Inmet Mining Corp.
8.750%, due 06/01/20[2,3]	290,000	282,750
Mirabela Nickel Ltd.
8.750%, due 04/15/18[2,3]	225,000	162,000
Murray Energy Corp.
10.250%, due 10/15/15[2,3]	1,165,000	1,036,850
Novelis, Inc.
8.375%, due 12/15/17[2]	400,000	422,000
Peabody Energy Corp.
7.375%, due 11/01/16[2]	350,000	387,625
Penn Virginia Resource Partners LP/Penn Virginia
Resource Finance Corp. II
8.375%, due 06/01/20[3]	325,000	325,000
Vedanta Resources PLC
9.500%, due 07/18/18[2,3]	200,000	191,000
		4,319,162
Multi-line insurance—0.46%
American International Group, Inc.
6.250%, due 03/15/37[2]	375,000	328,125
Glen Meadow Pass Through Trust
6.505%, due 02/12/67[2,3,5]	375,000	276,563
		604,688

23

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Oil field equipment & services—3.30%
Atwood Oceanics, Inc.
6.500%, due 02/01/20[2]	75,000	$77,625
CHC Helicopter SA
9.250%, due 10/15/20[2,3]	650,000	630,500
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield
Finance, Inc.
6.625%, due 11/15/19[2,3]	240,000	207,600
Cie Generale de Geophysique-Veritas
7.750%, due 05/15/17[2]	225,000	231,750
Expro Finance Luxembourg
8.500%, due 12/15/16[2,3]	370,000	358,900
Helix Energy Solutions Group, Inc.
9.500%, due 01/15/16[2,3]	423,000	443,092
Key Energy Services, Inc.
6.750%, due 03/01/21[2,3]	150,000	149,813
6.750%, due 03/01/21[2]	300,000	301,125
McJunkin Red Man Corp.
9.500%, due 12/15/16[2]	860,000	920,200
SESI LLC
7.125%, due 12/15/21[2,3]	590,000	643,100
Trinidad Drilling Ltd.
7.875%, due 01/15/19[2,3]	350,000	367,500
		4,331,205
Oil refining & marketing—0.43%
Tesoro Corp.
9.750%, due 06/01/19[2]	500,000	562,500
Packaging—3.55%
Ardagh Packaging Finance PLC
7.375%, due 10/15/17[2,3]	305,000	324,825
Berry Plastics Corp.
8.250%, due 11/15/15[2]	225,000	237,937

24

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Packaging—(concluded)
Graphic Packaging International, Inc.
7.875%, due 10/01/18[2]	185,000	$203,963
9.500%, due 06/15/17[2]	305,000	337,025
Owens-Brockway Glass Container, Inc.
7.375%, due 05/15/16[2]	985,000	1,088,425
Reynolds Group Issuer, Inc.
7.750%, due 10/15/16[2,3,4]	350,000	369,250
7.875%, due 08/15/19[2,3]	425,000	449,437
9.875%, due 08/15/19[2,3]	1,000,000	997,500
Sealed Air Corp.
8.375%, due 09/15/21[2,3]	585,000	643,500
		4,651,862
Personal & casualty—0.89%
Liberty Mutual Group, Inc.
10.750%, due 06/15/58[2,3,5]	520,000	717,600
XL Group PLC, Series E
6.500%, due 04/15/17[2,5,8]	590,000	454,300
		1,171,900
Pharmaceuticals—1.20%
ConvaTec Healthcare SA
10.500%, due 12/15/18[2,3]	700,000	689,500
Mylan, Inc.
7.625%, due 07/15/17[2,3]	445,000	485,606
Warner Chilcott Co. LLC/ Warner Chilcott Finance LLC
7.750%, due 09/15/18[2]	380,000	400,900
		1,576,006
Printing & publishing—0.90%
Cengage Learning Acquisitions, Inc.
10.500%, due 01/15/15[2,3,4]	450,000	335,250
Gannett Co., Inc.
9.375%, due 11/15/17[2]	300,000	334,500

25

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description		Face amount[1]	Value
Corporate bonds—(continued)
Printing & publishing—(concluded)
The McClatchy Co.
11.500%, due 02/15/17[2]		500,000	$505,000
			1,174,750
Real estate development & management—0.34%
CB Richard Ellis Services, Inc.
11.625%, due 06/15/17[2]		400,000	452,000
Real estate investment trusts—1.55%
Developers Diversified Realty Corp.
9.625%, due 03/15/16[2]		600,000	730,596
DuPont Fabros Technology LP
8.500%, due 12/15/17[2]		1,200,000	1,308,000
			2,038,596
Software/services—3.64%
Ceridian Corp.
11.250%, due 11/15/15[2,4]		355,000	321,275
Epicor Software Corp.
8.625%, due 05/01/19[2]		300,000	300,750
First Data Corp.
9.875%, due 09/24/15[2]		525,000	519,437
11.250%, due 03/31/16[2]		1,000,000	870,000
MedAssets, Inc.
8.000%, due 11/15/18[2]		600,000	619,500
Sungard Data Systems, Inc.
10.250%, due 08/15/15[2]		1,700,000	1,746,750
Unisys Corp.
12.750%, due 10/15/14[2,3]		359,000	394,900
			4,772,612
Specialty retail—3.92%
Burlington Coat Factory Warehouse Corp.
10.000%, due 02/15/19[2]		425,000	438,813
Edcon Proprietary Ltd.
4.126%, due 06/15/14[5,9]	EUR	500,000	519,330

26

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Specialty retail—(concluded)
Limited Brands, Inc.
5.625%, due 02/15/22[2]	150,000	$151,125
7.600%, due 07/15/37[2]	450,000	447,750
Michaels Stores, Inc.
7.750%, due 11/01/18[2]	700,000	729,750
Petco Animal Supplies, Inc.
9.250%, due 12/01/18[2,3]	550,000	591,250
QVC, Inc.
7.500%, due 10/01/19[2,3]	875,000	951,562
Susser Holdings/Susser Finance Corp.
8.500%, due 05/15/16[2]	100,000	107,375
Toys R Us Property Co. II LLC
8.500%, due 12/01/17[2]	435,000	447,506
YCC Holdings LLC/Yankee Finance, Inc.
10.250%, due 02/15/16[2,6]	760,000	761,900
		5,146,361
Steel producers/products—2.86%
AK Steel Corp.
7.625%, due 05/15/20[2]	320,000	296,000
APERAM
7.750%, due 04/01/18[2,3]	225,000	203,625
Evraz Group SA
9.500%, due 04/24/18[2,3]	425,000	444,763
JMC Steel Group
8.250%, due 03/15/18[2,3]	200,000	202,000
Ryerson, Inc.
12.000%, due 11/01/15[2,4]	2,150,000	2,193,000
Severstal Columbus LLC
10.250%, due 02/15/18[2]	400,000	416,000
		3,755,388
Support-services—6.26%
Aramark Corp.
8.500%, due 02/01/15[2]	1,100,000	1,126,136

27

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Support-services—(concluded)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
7.750%, due 05/15/16[2,4]	350,000	$359,625
9.625%, due 03/15/18[2]	250,000	271,562
FTI Consulting, Inc.
6.750%, due 10/01/20[2]	175,000	184,188
Interactive Data Corp.
10.250%, due 08/01/18[2]	45,000	49,838
Iron Mountain, Inc.
8.000%, due 06/15/20[2]	360,000	378,000
8.375%, due 08/15/21[2]	630,000	672,525
Reliance Intermediate Holdings LP
9.500%, due 12/15/19[2,3]	700,000	770,000
ServiceMaster Co.
8.000%, due 02/15/20[2]	50,000	52,438
SquareTwo Financial Corp.
11.625%, due 04/01/17[2]	2,625,000	2,428,125
The Geo Group, Inc.
7.750%, due 10/15/17[2]	500,000	533,750
United Rentals North America, Inc.
10.875%, due 06/15/16[2]	225,000	250,312
West Corp.
7.875%, due 01/15/19[2]	550,000	551,375
11.000%, due 10/15/16[2]	550,000	579,562
		8,207,436
Telecom-integrated/services—7.56%
CenturyLink, Inc.
6.450%, due 06/15/21	375,000	388,471
7.600%, due 09/15/39	150,000	142,767
Cincinnati Bell, Inc.
7.000%, due 02/15/15[2]	350,000	355,250
Embarq Corp.
7.995%, due 06/01/36[2]	125,000	128,078

28

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Telecom-integrated/services—(concluded)
Equinix, Inc.
7.000%, due 07/15/21[2]	100,000	$106,750
8.125%, due 03/01/18[2]	710,000	775,675
Frontier Communications Corp.
7.875%, due 04/15/15[2]	350,000	377,125
8.250%, due 04/15/17[2]	520,000	536,900
9.000%, due 08/15/31[2]	645,000	590,175
Intelsat Jackson Holdings SA
7.250%, due 10/15/20[2,3]	825,000	818,812
11.250%, due 06/15/16[2]	1,925,000	2,009,219
Intelsat Luxembourg Ltd.
11.250%, due 02/04/17[2]	1,050,000	1,031,625
Level 3 Communications, Inc.
11.875%, due 02/01/19[2]	325,000	348,563
Level 3 Financing, Inc.
8.625%, due 07/15/20[2,3]	75,000	76,500
10.000%, due 02/01/18[2]	410,000	441,775
PAETEC Holding Corp.
9.875%, due 12/01/18[2]	1,150,000	1,262,125
Windstream Corp.
8.125%, due 09/01/18[2]	500,000	518,750
		9,908,560
Telecom-wireless—3.72%
Clearwire Communications LLC/Finance
12.000%, due 12/01/15[2,3]	335,000	292,287
Cricket Communications, Inc.
7.750%, due 05/15/16[2]	150,000	158,250
10.000%, due 07/15/15[2]	490,000	501,025
Hughes Satellite Systems Corp.
6.500%, due 06/15/19[2]	75,000	76,125
7.625%, due 06/15/21[2]	75,000	77,625
Nextel Communications, Series D
7.375%, due 08/01/15[2]	785,000	767,337

29

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Telecom-wireless—(concluded)
Sprint Nextel Corp.
6.000%, due 12/01/16[2]	425,000	$388,875
8.375%, due 08/15/17[2]	605,000	580,800
9.000%, due 11/15/18[2,3]	200,000	216,500
9.125%, due 03/01/17[2,3]	235,000	233,238
11.500%, due 11/15/21[2,3]	125,000	131,875
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125%, due 04/30/18[2,3]	300,000	310,500
Wind Acquisition Finance SA
7.250%, due 02/15/18[2,3]	350,000	299,250
11.750%, due 07/15/17[2,3]	1,000,000	850,000
		4,883,687
Telecommunications equipment—0.53%
CDW LLC/CDW Finance Corp.
12.535%, due 10/12/17[2]	650,000	695,500
Theaters & entertainment—0.48%
AMC Entertainment, Inc.
8.750%, due 06/01/19[2]	175,000	187,250
9.750%, due 12/01/20[2]	320,000	344,000
Production Resource Group, Inc.
8.875%, due 05/01/19[2]	125,000	97,188
		628,438
Transportation excluding air/rail—1.51%
CMA CGM SA
8.500%, due 04/15/17[2,3]	225,000	126,000
Marquette Transportation Co./Marquette Transportation
Finance Corp.
10.875%, due 01/15/17[2]	500,000	522,500
Navios Maritime Acquisition Corp./Navios Acquisition
Finance US, Inc.
8.625%, due 11/01/17	960,000	902,400

30

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Security description	Face amount[1]	Value
Corporate bonds—(concluded)
Transportation excluding air/rail—(concluded)
Navios Maritime Holdings, Inc./Navios Maritime
Finance US, Inc.
8.875%, due 11/01/17	415,000	$425,375
		1,976,275
Total corporate bonds (cost—$149,316,919)		151,462,675
Commercial mortgage-backed security—0.25%
CWCapital COBALT, Series 2007-C3, Class AJ
5.812%, due 05/15/46[2,5] (cost—$465,714)	525,000	324,482

	Number of shares
Common stock—0.01%
Media-cable—0.01%
Knology, Inc.*,2 (cost—$5,016)	693	13,520

	Face amount[1]
Repurchase agreement—6.28%
Repurchase agreement dated 05/31/12 with State Street
Bank & Trust Co., 0.010% due 06/01/12, collateralized
by $3,668,483 Federal Home Loan Bank obligations,
0.875% to 1.375% due 12/27/13 to 05/28/14,
$1,865,424 Federal Home Loan Mortgage Corp.
obligations, 0.540% to 0.750% due 09/22/14 to
11/15/14, $1,246,734 Federal National Mortgage
Association obligations, 0.810% to 2.625% due
11/20/14 to 11/21/14, $1,462,624 US Treasury Notes,
0.750% to 4.250% due 08/15/13 to 11/15/13;
(value—$8,404,928); proceeds: $8,240,002
(cost—$8,240,000)	8,240,000	8,240,000
Total investments (cost—$158,027,649)—122.03%		160,040,677
Liabilities in excess of other assets—(22.03)%		(28,886,832)
Net assets—100.00%		$131,153,845

31

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

For a listing of defined portfolio and counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 34.

Aggregate cost for federal income tax purposes was $158,436,551; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,016,416
Gross unrealized depreciation	(3,412,290)
Net unrealized appreciation	$1,604,126

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
RBS	USD	1,416,194	EUR	1,130,000	06/04/12	$(18,948)
RBS	EUR	1,130,000	USD	1,493,811	06/04/12	96,566
RBS	EUR	1,130,000	USD	1,416,359	07/05/12	18,921
						$96,539

Fair valuation summary
The following is a summary of the fair valuations according to the inputs used as of May 31, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$151,462,675	$—	$151,462,675
Commercial mortgage-
backed security	—	324,482	—	324,482
Common stock	13,520	—	—	13,520
Repurchase agreement	—	8,240,000	—	8,240,000
Forward foreign
currency contracts, net	—	96,539	—	96,539
Total	$13,520	$160,123,696	$—	$160,137,216

At May 31, 2012, there were no transfers between Level 1 and Level 2.

32

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended May 31, 2012:

	Common stocks	Other equity security	Warrants	Total
Beginning balance	$0	$0	$0	$0
Purchases	—	—	—	—
Sales	(860)	0	0	(860)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	(7,249,540)	0	0	(7,249,540)
Change in net unrealized
appreciation/depreciation	7,250,400	—	—	7,250,400
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$—	$—	$—	$—

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	84.5%
Canada	3.9
Argentina	2.1
Bermuda	1.9
Venezuela	1.1
Cayman Islands	1.0
Ireland	0.8
Marshall Islands	0.8
Netherlands	0.7
Australia	0.6
Liberia	0.6
Brazil	0.4
Austria	0.3
South Africa	0.3
Puerto Rico	0.3
Norway	0.3
France	0.2
Luxembourg	0.2
Total	100.0%

33

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2012

Portfolio footnotes
* Non-income producing security.
[1] In US Dollars unless otherwise indicated.
[2] Entire or partial amount pledged as collateral for bank loan.

[3] Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 30.12% of net assets as of May 31, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4] Step bond that converts to the noted fixed rate at a designated future date.
[5] Variable or floating rate security. The interest rate shown is the current rate as of May 31, 2012 and changes periodically.
[6] Payment-in-kind security for which part of the income earned may be paid as additional principal.
[7] Security called in full on February 16, 2011. Position represents remaining escrow balance expected to be received upon finalization of call premium.
[8] Perpetual bond security. The maturity date reflects next call date.

[9] Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. As of May 31, 2012, the value of this security amounted to 0.40% of net assets.

Portfolio acronyms:
MTN	Medium Term Note
OJSC	Open Joint Stock Company

Currency abbreviations:
EUR	Euro
USD	United States Dollar

Counterparty acronym:
RBS	Royal Bank of Scotland Group plc

See accompanying notes to financial statements
34

Managed High Yield Plus Fund Inc.
Statement of assets and liabilities—May 31, 2012

Assets:
Investments in securities, at value (cost—$158,027,649)	$160,040,677
Cash	551,486
Foreign currency, at value (cost—$1,082,518)	1,017,742
Receivable for investments sold	1,136,749
Receivable for interest	3,456,043
Unrealized appreciation on forward foreign currency contracts	115,487
Receivable for foreign tax reclaims	7,183
Other assets	53,792
Total assets	166,379,159
Liabilities:
Payable for bank loan	34,500,000
Payable for investments purchased	459,581
Payable to investment manager and administrator	78,583
Payable for interest on bank loan	37,101
Unrealized depreciation on forward foreign currency contracts	18,948
Accrued expenses and other liabilities	131,101
Total liabilities	35,225,314
Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized;
62,124,393 shares issued and outstanding	$360,608,034
Accumulated undistributed net investment income	62,779
Accumulated net realized loss	(231,561,456)
Net unrealized appreciation	2,044,488
Net assets	$131,153,845
Net asset value per share	$2.11

See accompanying notes to financial statements
35

Managed High Yield Plus Fund Inc.
Statement of operations

For the year ended May 31, 2012
Investment income:
Interest and other income	$14,191,247
Expenses:
Investment management and administration fees	1,196,341
Interest expense, loan commitment and other loan fees	584,232
Professional fees	153,089
Reports and notices to shareholders	62,019
Stock exchange listing fees	54,860
Custody and accounting fees	48,318
Transfer agency fees	19,572
Directors’ fees	15,812
Insurance fees	2,691
Other expenses	27,580
2,164,514
Fee waivers by investment manager and administrator	(256,359)
Net expenses	1,908,155
Net investment income	12,283,092
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(6,713,615)
Forward foreign currency contracts	123,672
Foreign currency transactions	(85,455)
Net realized loss	(6,675,398)
Net change in unrealized appreciation/depreciation of:
Investments	(1,546,007)
Forward foreign currency contracts	108,069
Other assets and liabilities denominated in foreign currency	(65,972)
Net change in unrealized appreciation/depreciation	(1,503,910)
Net realized and unrealized loss from investment activities	(8,179,308)
Net increase in net assets resulting from operations	$4,103,784

See accompanying notes to financial statements
36

Managed High Yield Plus Fund Inc.
Statement of changes in net assets

	For the years ended May 31,
	2012	2011
From operations:
Net investment income	$12,283,092	$14,152,769
Net realized gain (loss)	(6,675,398)	3,558,876
Net change in unrealized appreciation/depreciation	(1,503,910)	8,347,975
Net increase in net assets resulting from operations	4,103,784	26,059,620
Dividends to shareholders from:
Net investment income	(12,982,209)	(14,739,919)
Capital stock transactions
Proceeds from shares issued through dividends
reinvested	502,099	896,977
Net increase (decrease) in net assets	(8,376,326)	12,216,678
Net assets:
Beginning of year	139,530,171	127,313,493
End of year	$131,153,845	$139,530,171
Accumulated undistributed net investment income	$62,779	$847,351

See accompanying notes to financial statements
37

Managed High Yield Plus Fund Inc.
Statement of cash flows

For the year ended May 31, 2012
Cash flows provided from (used for) operating activities:
Interest received	$15,060,624
Operating expenses paid	(1,347,771)
Purchase of short-term portfolio investments, net	(5,899,000)
Purchase of long-term portfolio investments	(80,384,721)
Sale of long-term portfolio investments	94,288,632
Proceeds on forward foreign currency exchange transactions, net	38,217
Net cash provided from operating activities	21,755,981
Cash flows provided from (used for) financing activities:
Dividends paid to shareholders	(12,480,110)
Paydown of bank loan	(8,000,000)
Interest paid on bank loan	(611,012)
Net cash used for financing activities	(21,091,122)
Effect of exchange rates on cash	(65,972)
Net increase in cash	598,887
Cash and foreign currency at beginning of the year	970,341
Cash and foreign currency at end of the year	$1,569,228
Reconciliation of net increase in net assets resulting from
operations to net cash provided from operating activities:
Net increase in net assets resulting from operations	$4,103,784
Amortization of bond premium, net	235,740
Interest expense, loan commitment and other loan fees	584,232
Decrease in investments, at cost	15,545,694
Net change in unrealized appreciation/depreciation of investments	1,546,007
Net change in unrealized appreciation/depreciation of forward foreign currency contracts and other assets and liabilities denominated
in foreign currency	(42,097)
Increase in receivable for investments sold	(1,136,749)
Decrease in receivable for interest	637,472
Increase in receivable for foreign tax reclaims	(3,835)
Increase in other assets	(792)
Increase in payable for investments purchased	309,581
Decrease in payable to investment manager and administrator	(6,197)
Decrease in accrued expenses and other liabilities	(16,859)
Net cash provided from operating activities	$21,755,981
Non-cash financing transactions:
Reinvestment of dividends	$502,099

See accompanying notes to financial statements
38

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Managed High Yield Plus Fund Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Year ended May 31, 2012
Net asset value, beginning of year	$2.25
Net investment income[1]	0.20
Net realized and unrealized gains (losses)	(0.13)
Net increase (decrease) from operations	0.07
Dividends from net investment income	(0.21)
Net asset value, end of year	$2.11
Market value, end of year	$2.10
Total net asset value return[2]	3.57%
Total market price return[3]	(9.86)%
Ratios to average net assets:
Expenses before fee waivers by investment manager and administrator
including interest expense, loan commitment and other fees	1.66%
Expenses after fee waivers by investment manager and administrator
including interest expense, loan commitment and other fees	1.46%
Expenses after fee waivers by investment manager and administrator
excluding interest expense, loan commitment and other fees	1.01%
Net investment income	9.41%
Supplemental data:
Net assets, end of year (000’s)	$131,154
Portfolio turnover	50%
Asset coverage[4]	$4,802

[1] Calculated using the average shares method.

[2] Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices.

See accompanying notes to financial statements
40

Years ended May 31,
2011	2010	2009	2008
$2.07	$1.70	$3.69	$4.91
0.23	0.24	0.31	0.48
0.19	0.35	(1.95)	(1.22)
0.42	0.59	(1.64)	(0.74)
(0.24)	(0.22)	(0.35)	(0.48)
$2.25	$2.07	$1.70	$3.69
$2.57	$2.06	$1.52	$3.60
21.12%	35.95%	(45.30)%	(15.41)%
38.87%	52.14%	(49.17)%	(21.02)%

1.79%	2.11%	3.46%	3.79%

1.59%	1.95%	3.46%	3.79%

1.04%	1.13%	1.29%	1.25%
10.44%	11.90%	14.24%	11.59%

$139,530	$127,313	$103,922	$225,898
64%	71%	37%	29%
$4,283	$5,244	$4,712	$3,177

[3] Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares.

[4] Per $1,000 of bank loans outstanding.

41

Managed High Yield Plus Fund Inc.
Notes to financial statements

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation

42

Managed High Yield Plus Fund Inc.
Notes to financial statements

system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the New York Stock Exchange (“NYSE”), which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments

43

Managed High Yield Plus Fund Inc.
Notes to financial statements

with sixty days or less remaining to maturity. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective

44

Managed High Yield Plus Fund Inc.
Notes to financial statements

for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation,

45

Managed High Yield Plus Fund Inc.
Notes to financial statements

(2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund’s derivative exposure during the year ended May 31, 2012 was limited to forward foreign currency contracts. Details of this disclosure can be found in the Portfolio of investments. Certain derivative contracts entered into by the Fund may contain credit risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers, if any, can be found in the Portfolio of investments. If the applicable credit risk related contingent features were triggered as of May 31, 2012, the Fund may be required to post collateral or may be required to terminate the contract and settle any amounts outstanding. The volume of forward foreign currency contracts that is presented in the Portfolio of investments is consistent with the derivative activity during the year ended May 31, 2012.

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any)

46

Managed High Yield Plus Fund Inc.
Notes to financial statements

becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation
The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and

47

Managed High Yield Plus Fund Inc.
Notes to financial statements

(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts
The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income, realized gains or manage its foreign currency exposure.

The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Credit risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts. The Fund is also exposed to foreign currency risk due to unanticipated movements in the value of foreign currencies relative to the US dollar.

48

Managed High Yield Plus Fund Inc.
Notes to financial statements

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains or losses recognized by the Fund on contracts which have been sold or matured. Each of these components is reflected in the Statement of operations. Details of open forward contracts can be found in the Portfolio of investments. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as capital gain (loss) for income tax purposes.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator
The Board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS Global AM has voluntarily agreed to waive a portion of its management and administration fees so that the Fund’s effective fee is 0.55% of the

49

Managed High Yield Plus Fund Inc.
Notes to financial statements

Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage through July 31, 2013. At May 31, 2012, the Fund owed UBS Global AM $78,583 for investment management and administration fees, net of fee waivers. For the year ended May 31, 2012, UBS Global AM waived $256,359 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended May 31, 2012, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $13,229,745. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings
The Fund has entered into a committed credit facility with State Street Bank and Trust Company (the “Facility”) pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the Facility, the Fund borrows at prevailing rates in effect at the time of borrowing plus facility fees. The Fund may borrow up to 33⅓% of its adjusted net assets up to the committed amount. (“Adjusted net assets” is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the entire amount of the Facility.

50

Managed High Yield Plus Fund Inc.
Notes to financial statements

During the year ended May 31, 2012, the Fund borrowed a daily average balance of $40,226,776 at a weighted average borrowing cost of approximately 1.429%.

Purchases and sales of securities
For the year ended May 31, 2012, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $80,694,302 and $94,543,499, respectively.

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 62,124,393 shares outstanding at May 31, 2012. Transactions in shares of common stock were as follows:

	Shares	Amount
For the year ended May 31, 2012:
Shares issued through Dividend Reinvestment Plan	237,101	$502,099
For the year ended May 31, 2011:
Shares issued through Dividend Reinvestment Plan	404,160	$896,977

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2012 and May 31, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary Income	$12,982,209	$14,739,919

51

Managed High Yield Plus Fund Inc.
Notes to financial statements

At May 31, 2012, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$62,779
Accumulated realized capital and other losses	(231,056,015)
Net unrealized appreciation	1,539,047
Total accumulated deficit	$(229,454,189)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) net capital losses recognized by the Fund after May 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2012, the Fund had a pre-enactment capital loss carryforward of $224,084,026 and a post-enactment short-term capital loss carryforward of $804,199. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. Pre-enactment capital loss carryforwards will expire as follows:

2013	$13,297,624
2014	30,452,277
2015	15,905,876
2016	8,278,105
2017	43,873,331
2018	109,164,504
2019	3,112,309
Total	$224,084,026

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, $27,212,620 of capital loss carryforwards expired unutilized. Also, in accordance with US Treasury regulations, the Fund has elected to defer $6,167,790 of net realized long term capital losses arising after October 31, 2011. Such losses are treated for tax purposes as arising on June 1, 2012.

52

Managed High Yield Plus Fund Inc.
Notes to financial statements

To reflect reclassifications arising from permanent “book/tax” differences for the year ended May 31, 2012, the Fund’s undistributed net investment income was decreased $85,455, accumulated net realized loss from investments was decreased $27,298,075 and paid-in-capital was decreased $27,212,620. These differences are primarily due to expiration of capital loss carryforwards and tax treatment of foreign currency transactions.

As of and during the year ended May 31, 2012, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended May 31, 2012, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

53

Managed High Yield Plus Fund Inc.
Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Directors and Shareholders
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the “Fund”), including the portfolio of investments, as of May 31, 2012, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

54

Managed High Yield Plus Fund Inc.
Report of Ernst & Young LLP, independent
registered public accounting firm (concluded)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
July 25, 2012

55

Managed High Yield Plus Fund Inc.
General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information
The Fund’s NYSE trading symbol is “HYF.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS Global AM’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

56

Managed High Yield Plus Fund Inc.
General information (unaudited)

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on

57

Managed High Yield Plus Fund Inc.
General information (unaudited)

the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend

58

Managed High Yield Plus Fund Inc.
General information (unaudited)

amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

59

Managed High Yield Plus Fund Inc.
General information (unaudited)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

60

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2012 annual stockholders meeting, with the second class expiring at the 2013 meeting and the third expiring at the 2014 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I—Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach; Class II—Richard R. Burt and Meyer Feldberg; and Class III—Bernard H. Garil and Heather R. Higgins. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s term of office, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

61

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Interested Directors

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg;†† 70 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1998; Term expires 2014

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

62

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

63

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Interested Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Barry M. Mandinach*†††; 56	Director	Since July 2010; Term expires 2013

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

Independent Directors

Richard Q. Armstrong; 77 c/o Keith A. Weller UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Director and Chairman of the Board of Directors	Since 1998 (Director); Since 2004 (Chairman of the Board of Directors); Term expires 2013

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

64

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director		Other directorships held by director
Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

65

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Independent Directors (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Alan S. Bernikow; 71 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2013

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 65 McLarty Associates 900 17th Street, N.W. Washington, DC 20006	Director	Since 1998; Term expires 2014

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007). He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).

Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2012

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

66

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Garil is also a director of OFI Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

67

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006; Term expires 2012

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable. She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).

68

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director		Other directorships held by director
Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

69

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*, 44	Vice President and Assistant Treasurer	Since May 2011

Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

70

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 48	President	Since May 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

71

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 46	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of the North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Craig G. Ellinger; 42	Vice President	Since 2010	Mr. Ellinger is a managing director and the global head of credit research and global head of high yield at UBS Global AM—Americas region (since 2008). In this role, he oversees high yield, investment grade, and securitized credit research as well as managing the global high yield portfolio management team. He is the chair of various global credit committees and several global fixed income strategy subcommittees and has been with the firm since 2000. Mr. Ellinger is vice president of one investment company (consisting of one portfolio) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

72

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Matthew lannucci; 40	Vice President	Since 2009	Mr. lannucci is an executive director (since 2010) (prior to which he was a director) (since 2002) and portfolio manager (since 2009) of UBS Global AM—Americas region. Prior to that he was a credit analyst for UBS Global AM—Americas region. Mr. lannucci is a vice president of one investment company (consisting of one portfolio) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

73

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM (since 2004) and assistant secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

74

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

75

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 46	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

76

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

77

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 1998

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†

Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further detailed in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.

††

Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

†††	Mr. Mandinach is deemed an “interested person” of the Fund as defined in the Investment Company Act of 1940 because of his employment by UBS Global AM—Americas region.

78

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

N. B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice
This notice describes the privacy policy of the UBS Family of Funds, the PACE® Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may

79

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

80

Directors
Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Principal Officers
Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Manager and
Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach Craig Ellinger Vice President Matthew Iannucci Vice President

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

©UBS 2012. All rights reserved. UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

S142

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended May 31, 2012 and May 31, 2011, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $62,600 and $56,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended May 31, 2012 and May 31, 2011, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,600 and $3,527, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2011 and 2010 semiannual financial statements and (2) review of the consolidated 2010 and 2009 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended May 31, 2012 and May 31, 2011, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $17,550 and $17,550, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended May 31, 2012 and May 31, 2011, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 - with revisions through December 2011)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

...

		2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

____________________

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2012 and May 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2012 and May 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2012 and May 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2012 and May 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2012 and May 31, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2012 and May 31, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended May 31, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended May 31, 2012 and May 31, 2011, the aggregate fees billed by E&Y of $579,000 and $210,452, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:
	2012	2011
Covered Services	$21,150	$21,077
Non-Covered Services	557,850	189,375

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, to exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, invest banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Names – Craig Ellinger and Matthew Iannucci provide day-to-day portfolio management for the registrant as a team.
Title – Mr. Ellinger and Mr. Iannucci are each a Vice President of the registrant.

             Length of Service – Mr. Ellinger began serving as a portfolio manager for the registrant in June 2010 and became a Vice President in July 2010. Mr. Iannucci began serving as a portfolio manager for the registrant in April 2010 and became a Vice President in November 2009. (Mr. Iannucci had been involved with the registrant before being named a portfolio manager.)

       Business Experience Last 5 Years (for Mr. Ellinger) – Mr. Ellinger is a managing director and the Head of US Investment Grade (since 2012) & Global High Yield at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) Fixed Income (since 2008). He is a member of the Fixed Income Management Committee and several global fixed income strategy subcommittees and has been with the firm since 2000.

       Business Experience Last 5 Years (for Mr. Iannucci) – Mr. Iannucci is an executive director (since March 2010) (prior to which he was a director) (since 2002) and senior portfolio manager (portfolio manager since 2009) of UBS Global AM. Prior to that, he was a credit analyst of UBS Global AM.

Information in 8(a)(1) is as of August 9, 2012.

(a) (2) (i) Messrs. Ellinger and Iannucci are primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a) (2) (ii) (A) Registered Investment Companies

Messrs. Ellinger and Iannucci are each responsible for 4 additional Registered Investment Companies and manage (as a team) $354 million in total assets within this category.

(a) (2) (ii) (B) Other Pooled Investment Vehicles

Messrs. Ellinger and Iannucci are each responsible for 7 Other Pooled Investment Vehicles having approximately $4 billion in total assets (managed as a team).

     (a) (2) (ii) (C) Other accounts

               Messrs. Ellinger and Iannucci are each responsible for 8 other accounts totaling approximately $241 million in total assets.

     (a) (2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account.

               None.

     (a) (2) (iv) Conflicts.

     The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

     (Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of May 31, 2012.)

     (a) (3) Compensation.

     UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

     The total compensation received by the portfolio managers and analysts at UBS Global AM, including the registrant’s portfolio management team, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.
  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.
  Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global AM funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

     UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependant upon the overall profitability of UBS Group and UBS Global AM.

     The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the registrant versus its benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index and, where appropriate, peer strategies, over one and three years.

     For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

     (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of May 31, 2012.)

     (a) (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Managers identified above:

     None

     (Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of May 31, 2012.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver President

Date:	August 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 9, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	August 9, 2012